Exhibit 99.2

Corporate Management Presentation
December 2011
NYSE Amex: SYRG
October

Cautionary Statement Regarding Forward-Looking Statements

Disclaimer: Forward Looking
Statements
• This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.
• Such statements include declarations regarding the intent, belief, or current expectations of the company and its management.
• Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company’s reports.
• Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.
www.synergyresourcescorporation.com

NYSE Amex: SYRG

Introductions - Key Senior
Executives
Company’s Management has Owned/Operated 300+ D-J Basin Wells in the Last 30+ years.
Key Corporate Executives
▪ Edward Holloway, President, Chief Executive Officer, Director
 – 25+ Years of Oil and Gas Executive Leadership
 – Director of Synergy since June 2008
 – Former Co-Founder, Cache Exploration Inc.
 – Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
 – Board Member of Denver-Julesburg Petroleum Association
 – Past president of Colorado Oil and Gas Association - 1990
▪ William Scaff Jr., Vice President, Secretary, Treasurer, Director
 – 20+ Years of Oil and Gas Executive Leadership
 – Director of Synergy since June 2008
 – Former Dresser Industries Area Manager and Total Petroleum Regional Manager
 – Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
 – Board of Trustee of Colorado/Wyoming Petroleum Marketers Association
▪ Frank Jennings, Principal Financial Officer
 – 20+ years of accounting and finance experience; MBA from Indiana University
 – Joined Synergy full time in March 2011, after serving on a part time basis since 2008
 – Five years as Chief Financial Officer of Gold Resource Corporation (NYSE Amex: GORO)
 – Ten years as CPA with PriceWaterhouseCoopers in Houston
 – Four years as Audit Manager with The Walt Disney Companies
 – Experience in oil and gas drilling, services, exploration and production industry

www.synergyresourcescorporation.com
NYSE Amex: SYRG

Edward Holloway
- Director – June 2008

Raymond McElhaney*
- Director – May 2005

R.W. "Bud" Noffsinger, III*
- Director – September 2009

Rick Wilber*
- Director – June 2008

William Scaff, Jr.
- Director – June 2008

Bill Conrad*
- Director – May 2005

George Seward
- Director – July 2010

Introductions - Board of Directors
▪ George Seward was appointed as a Director in July 2010. Mr. Seward co-founded
 Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to
 Petro-Canada for $534 million.
▪ The management team has significant oil and natural gas experience combined with financial management expertise.
(*) Denotes independent director.
www.synergyresourcescorporation.com

NYSE Amex: SYRG

- Identify opportunities, acquire acreage, drill and develop producing wells by leveraging extensive experience and relationships

Company Overview
▪ Independent operator in the exploration and production of crude oil and natural gas focusing on the Denver-Julesburg Basin
▪ Expand acreage position in the thriving Denver-Julesburg
 Basin and develop low cost and low risk vertical wells with nearly a 100% success rate
▪ Favorable oil and gas contracts in place
www.synergyresourcescorporation.com

NYSE Amex: SYRG

Highlights Snapshot

SYNERGY RESOURCES CORPORATION

Rapidly Growing Production	270% growth in annual production rates with an August 31st exit rate of 1,000 BOED
Concentration in Wattenberg Field	400+ Lower-risk drilling locations on 20 acre spacing units in the Wattenberg Field – 100+ wells in the permitting process, permits valid for 2 years
Upside Potential	Horizontal Drilling in Niobrara & Codell – 120 net potential horizontal wells on four wells per 320 acre spacing in Wattenberg Field
Acreage Expansion	191,132 gross acres (169,579 net)* Average Cost Per Acre: $65.86 net
Experienced and Committed Management	Management has more than 30 years of experience in the DJ Basin and insiders own 33% of the shares outstanding
Operations	Interests in 153 gross wells (115 net) of which Synergy operates 113*

* As of November 30, 2011

www.synergyresourcescorporation.com NYSE Amex: SYRG 6

Strengths of the Wattenberg
Field
Low Drilling and
Completion Costs
Rapid Return on
Investment
High Success Rate
(99% of Wells in Wattenberg Field
Are Completed)
Low Lifting Costs
($2.13 per BOE)
Liquid-Rich
Natural Gas
(High BTU Content)
Long Life Production
and Reserves
(30+ Years)
Takeaway Capacity
(Enhanced in Rocky
Mountain Region)
Horizontal Drilling
in Niobrara & Codell
▪ Efficient use of capital
▪ Build reserves and cash flow to fund future drilling program
▪ Significant upside potential from multiple pay zones and horizontal wells targeting the
 Niobrara & Codell
www.synergyresourcescorporation.com

F & D Costs
($16.62 per BOE)
NYSE Amex: SYRG

Synergy Resources Corporation
68 Vertical Wells Drilled

- TK Farms Wells- Sec.36, T7N, R66W- 5 wells in production
- Northridge Wells- Sec.4, T5N, R66W- 6 wells in production
- Wiedeman Wells-Sec.32, T6N, R66W- 4 wells in production
- Meyer Wells- Sec.21, T5N, R66W- 7 wells in production
- State Wells- Sec.16, T4N, R67W- 8 wells in production
- M&T Farm Wells- Sec.10, T6N, R65W- 6 wells in production
- Pratt Wells- Sec.29, T1N, R68W- 14 wells in production
- Margil Wells- Sec.3, T3N, R68W- 6 wells completed waiting on gas line
- Cletcher Wells- Sec.20, T4N, R68W- 3 wells drilled
- Haythorn Wells- Sec.36, T7N, R66W- 5 wells drilled
- Leffler Wells- Sec. 26, T7N, 66W- 4 wells drilled

N
Wattenberg Field
Denver
Synergy Resources Corporate Offices Platteville, CO
WYOMING
NEBRASKA
D-J BASIN
COLORADO
KANSAS

SYNERGY RESOURCES CORPORATION

www.synergyresourcescorporation.com NYSE Amex: SYRG 8

SYNERGY
RESOURCES CORPORATION

Anadarko Petroleum Corporation

noble energy

Chesapeake ENERGY

EOG Resources

encana natural gas

MARATHON

PDC ENERGY

Bill Barrett Corporation

Largest Producers in the Wattenberg and D
-J Basin
Source: Bloomberg, Company Presentations
Market values as of market close on November 30, 2011
NYSE Amex: SYRG
www.synergyresourcescorporation.com

▪ Anadarko Petroleum (NYSE:APC) - Market Cap $40.31B
 – Believes the play has net resources potential of 500 million to 1.5 billion BOE; believes it has 1,200 -
 2,700 future drilling locations with EURs of 300,000-600,000 per well and expects to drill 160 horizontal wells in 2012 (up from 40 in 2011) utilizing 7 rigs in the Basin
▪ Noble Energy (NYSE:NBL) - Market Cap $17.16B
 – Holds 400,000 net acres in the Wattenberg, plans to operate 5-6 rigs in 2012 and is targeting 8-10 wells to be completed per month in 2012
▪ Chesapeake Energy Corporation (NYSE:CHK) - Market Cap $15.87B
 – Recently sold part of their interest in the Niobrara for over $4,800 per acre total consideration
▪ EOG Resources (NYSE:EOG) - Market Cap $28.01B
 – Has 3 rig drilling program in the region and plans on 40 new wells in 2011
▪ EnCana (NYSE:ECA) - Market Cap $14.82B
 – Among the largest independent producers in the United States with a significant presence in the Wattenberg and Rocky Mountain Region
▪ Marathon Oil (NYSE:MRO) - Market Cap $19.74B
 – Entered into a joint venture with Marubeni Corp, in which a subsidiary of Mauribeni will pay $270 million for a 30% working interest in MRO’s 180,000 net acres in the Niobrara formation, equating to roughly $5,000 per acre
▪ PDC Energy (Nasdaq:PETD) - Market Cap $774.92mm
 – The Niobrara continues to outperform the company's expectations; EURs in core Wattenberg Field acreage likely to rise substantially above 300 MBOE; plans to drill 14 wells in 2011
▪ Bill Barrett Corporation (NYSE:BBG) - Market Cap $1.86B
 – Paid $150 million for 28,000 net acres and 650 BOE per day of production in the D-J Basin
In a recent APC research report, Bank of America
Merrill Lynch estimates individual horizontal well NPVs
of ~$7mm and IRR of ~70% in the Wattenberg Field

SYNERGY
RESOURCES CORPORATION

Laramie
Wyoming
Kimball
Cheyenne
Garden
Deuel
Sedgwick
Perkins
Logan
Nebraska
Phillips
Chase
Hayes
Weld
Morgan
Dundy
Yuma
Washington
Adams
Denver
Colorado
Arapahoe
Kansas
Douglas
Elbert
Lincoln
Kit Carson

Leased Acreage
▪ Significant number of vertical wells in the oil and high-liquids portion of the Wattenberg Field in the D
 -J Basin (Codell/Niobrara/J-Sands formations)
▪ Highly prospective for the horizontal Niobrara
▪ Advancements in horizontal drilling, coupled with the relatively untapped potential of the Niobrara creates a significant opportunity for growth in SYRG’s core geographic area
www.synergyresourcescorporation.com

Northern Weld and Morgan Counties, CO
2,072 net (high liquids)
Wattenberg Field, CO
9,717 net (high liquids)
Chase County, NE
48,321 net (oily)
Dundy County, NE
31,551 net (oily)
Hayes County, NE
34,315 net (oily)
Hitchcock County, NE
2,492 net (oily)
Yuma & Washington Counties, CO
31,740 net (dry gas)
NYSE Amex: SYRG

SYNERGY RESOURCES CORPORATION

Laramie
Wyoming
Weld
Morgan
Adams
Denver
Arapahoe
Douglas
Elbert
Eaton
EATON
7N65W
6N65W
Lucerne
Mason Corner
Greeley Junction
Mumper Corner
Cloverly

Niobrara Horizontal Well
Participation
www.synergyresourcescorporation.com
NYSE Amex: SYRG

Recent AFE’s:
•Synergy has elected to participate in two horizontal Niobrara wells with notable operators. The two wells have been permitted and are expected to be drilled in the first quarter of 2012.
•Synergy expects to receive six to ten more AFE’s on horizontal wells within the near future.
Wattenberg
Field
25% Working Interest: PDC Energy Operated
Leffler 14-1H
W/2 Sec 1, T6N-R66W
25% Working Interest: Noble Energy Operated
Wake E24-77HN
W/2 Sec 24, T6N-R65W

SUSSEX
SHANNON
NIOBRARA
CODELL
J-SAND
A - BENCH
B - BENCH
C - BENCH
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Horizontal Niobrara Single Well Economics

	30 Day IP Rate	Estimated Ultimate Recovery	Source
Anadarko Petroleum (APC)	800 BOEPD	300,000 to 600,000 BOE	Nov 14, 2011 Press Release
Noble Energy (NBL)	530 BOEPD	355,000 BOE	Noble Energy Analyst Conference Nov 2011
PDC Energy (PETD)	386 BOEPD	310,000 BOE	Nov 3, 2011 Press Release

Niobrara B-Bench

Leveraging New Technology
New technology leads to improved drilling
efficiencies, reduced costs and increased
production; including:
The use of directional drilling:
 ▪ Reduces drilling costs, increases drilling success
 rates and reduces environmental impact - Pad
 drilling
 ▪ Can drill multiple wells from one pad targeting the J-
 Sand/Codell/Niobrara formations
New well completion and stimulation techniques:
 ▪ Can triple the extraction of reserves over the life of
 the well - Refrac potential
 ▪ Increases cash flow and investment returns
Advanced horizontal drilling techniques:
 ▪ Unlock Niobrara potential
NYSE Amex: SYRG
www.synergyresourcescorporation.com

Industry Leaders Projected

SYNERGY
RESOURCES CORPORATION

Production Per Zone Per Vertical Well*

Barrels of Oil Equivalent Per Day
225
200
175
150
125
100
75
50
25
0
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
J-Sand
Codell
Niobrara
Comingled

Cumulative Production Per Well*

Total Barrels of Oil Equivalent
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
Year 1
Year 6
Year 11
Year 16
Year 21
J-Sand
Codell
Niobrara
Comingled

* Examples are shown for illustrative purposes only and do not represent actual results

NIOBRARA
A - BENCH
B - BENCH
C - BENCH
CODELL
J-SAND
7,000'
7,300'
7,500'
7,800'
8,000'

Vertical Well Strategy
www.synergyresourcescorporation.com

NYSE Amex: SYRG
Maximizing the Barrels of Oil Equivalent per Vertical Well:
By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, Synergy believes it can maximize the BOE’s per well with an estimated ultimate recovery of 120,000
BOEs per well (with refrac)
Analyst Marty Beskow, CFA, of Northland Capital Markets has
estimated a $1.1mm NPV per vertical well by exploiting this strategy

SYNERGY
RESOURCES CORPORATION

Jan 12, 2011
Closed on $18mm Private Placement ($16.7mm net) at $2.00 per share

Mar 21 & Jul 20, 2011
Closed on Monetization of 3,739 Net Acres for $8.6mm

Mar 31, 2011
All $18.0mm in Convertible Promissory Notes Converted into Common Stock.

May 25, 2011
Completion of the Petroleum Exploration and Management Acquisition

Jun 13, 2011
New Credit Facility: $7mm Revolving Line of Credit

Jul 26, 2011
Lists on NYSE Amex with ticker symbol "SYRG"

Financial Profile and Recent
Developments
FINANCIAL PROFILE: NYSE Amex: SYRG
(metrics in millions except per share statistics; as of 11/30/11)
▪ 52 Week Stock Price Range: $2.20 - $4.90
▪ Share Price As Of Nov 30, 2011 - $3.25
▪ Market Capitalization: $117.32
▪ Shares Outstanding: 36.10
▪ Warrants Outstanding: 14.93
 (1mm @ $10 / 13.1mm @ $6 / 0.8mm @$1.62)
▪ Options Outstanding: 4.6
 (2mm @ $10 / 2mm @ $1 / 0.6mm @ $3.40)
▪ Current Float: 67.3%
▪ Avg. Vol - 3 Months: 23,428
▪ Insiders Ownership: 32.7%
OPERATING PROFILE
(metrics in millions and represent FYE 8/31/11)
▪ Revenue: $10.0
▪ EBITDA: $5.7
▪ Cash And Short-term Investments: $9.5
▪ Debt Outstanding: $5.2
▪ Total Assets: $63.7
www.synergyresourcescorporation.com

NYSE Amex: SYRG
Nov 30, 2011
Increased Revolving Line of
Credit to $15mm

$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
1Q November 2009
2Q February 2010
3Q May 2010
4Q August 2010
1Q November 2010
2Q February 2011
3Q May 2011
4Q August 2011

Revenue Mix for MRQ:
Revenue Growth Per Quarter
Oil = 71%
Gas = 29%
www.synergyresourcescorporation.com

NYSE Amex: SYRG
Average Sales Price per Quarter:
	1Q Nov 2009	2Q Feb 2010	3Q May 2010	4Q Aug 2010	1Q Nov 2010	2Q Feb 2011	3Q May 2011	4Q Aug 2011
Oil (Bbls)	$ 58.12	$ 69.44	$ 73.22	$ 85.37	$ 72.39	$ 83.64	$ 95.15	$ 89.91
Gas (Mcf)	$ 3.67	$ 7.05	$ 4.90	$ 7.57	$ 3.48	$ 4.40	$ 5.34	$ 6.22

Acreage and Well Growth

SYNERGY RESOURCES CORPORATION

SYRG Total Gross/Net Wells

Gross/Net Wells
180
160
140
120
100
80
60
40
20
0
1 2
4 11
9 25
17 36
33 40
46 56
89 124
102 141
115 153
1Q/Nov 2009
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
Nov 30 2011

SYRG Total Net Acreage

Net Acreage
200,000
160,000
120,000
80,000
40,000
0
6,670
11,075
11,118
11,174
13,556
100,419
103,311
161,019
169,579
1Q/Nov 2009
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
Nov 30 2011

www.synergyresourcescorporation.com NYSE Amex: SYRG 16

$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
Total 1P PV-10 = $71,757,843
PUD
PDNP
PDP
2009
2010
2011
PV-10 Reserves for Fiscal Year Ended August 31,

1P Reserve Growth by Year (PV-
10)*
www.synergyresourcescorporation.com
NYSE Amex: SYRG

Total 1P PV-10 = $232,957
Total 1P PV-10 = $16,557,726
* Reserve estimates prepared by Ryder Scott Company

- Leave the Niobrara potential behind pipe until the best practices are vetted out by the larger players

Summary
The management team has a well-defined and clear plan for creating shareholder value which includes:
 ▪ Continuing to expand our acreage footprint through leases and acquisitions
 ▪ Utilize an aggressive drilling program in proven low-risk areas with predicable rates-
 of-return
 ▪ Leverage management’s significant experience and expertise in the basin
www.synergyresourcescorporation.com

NYSE Amex: SYRG